SECURITIES AND EXCHANGE COMMISSION


                          Washington, DC  20549


                               FORM 8-K


                            CURRENT REPORT

                  Pursuant to Section 13 or 15 (d) of the
                    Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):   August 25, 2003



                INTELISYS AVIATION SYSTEMS OF AMERICA, INC.
           (Exact name of registrant as specified in charter)



  Delaware                    0-26777               22-3662292
(State or other             (Commission           (IRS Employer
 jurisdiction               File Number)         Identification No.)
of incorporation)



                             815 Bombardier Street,
                     Shediac, New Brunswick, Canada, E4P 1H9
                     (Address of principal executive offices)




Registrant's telephone number, including area code      (506) 532-8515


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ITEM 5.  OTHER EVENTS.
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As per the attached press release, Apta Holdings, Inc. has changed its name to
"InteliSys Aviation Systems of America, Inc."   This change was made to better
reflect the new business it acquired pursuant to a share exchange agreement entered into on November 22, 2002 in which Apta Holdings, Inc. acquired Convergix Inc., a Canadian corporation which provides a comprehensive software solution, custom programming, and hosting services to mid-sized airlines and aircraft fleet operators.

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                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          APTA HOLDINGS, INC.

                                          /s/ Ralph Eisenschmid
DATED: August 27, 2003
                                          By: Ralph Eisenschmid
                                              President





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